			     SCHEDULE 14A INFORMATION
		    Proxy Statement Pursuant to Section 14(a)
		     of the Securities Exchange Act of 1934
			      (Amendment No. _____)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

        [ ]     Preliminary Proxy Statement
	[ ]     Confidential, for Use of the Commission Only (as permitted by
		Rule 14a-6(e)(2))
        [X]     Definitive Proxy Statement
	[ ]     Definitive Additional Materials
	[ ]     Soliciting Material Pursuant to section 240.14a-11(c) or
         section 240.14a-12

			   United Heritage Corporation
______________________________________________________________________________
		(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:_______________________________________________________

       (2) Aggregate number of securities to which transaction applies:_______________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________________________________________________

       (4)     Proposed maximum aggregate value of transaction:_______________

       (5)     Total fee paid:________________________________________________

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:________________________________________

       (2)     Form, Schedule or Registration Statement No.:__________________

       (3)     Filing Party:__________________________________________________

       (4)     Date Filed:____________________________________________________


PAGE

			 UNITED HERITAGE CORPORATION

			    2 NORTH CADDO STREET
			   CLEBURNE, TEXAS  76031

		  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

		       To Be Held September 16, 1998


	Notice is hereby given that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of United Heritage Corporation (the "Company") will be held at the Company's executive offices at 2 North Caddo Street, Cleburne, Texas on September 16, 1998, at 10:00 a.m., for the purpose of considering and voting on the following matters:


	1. To elect the five (5) persons listed in the Proxy Statement dated July 29, 1998, accompanying this Notice, to serve as directors of the Company;

	2. To ratify the adoption of the 1998 Stock Option Plan of the Company;

	3. To authorize and give discretion to the Board of Directors to either amend the Articles of Incorporation to effect a single reverse stock split of not less than One-for-Two nor greater than One-for-Ten of the issued and outstanding shares of Common Stock, with no effect on the par value of such shares or the number of authorized shares, if the Board believes that a decrease in the number of shares of Common Stock outstanding will enhance the acceptability and marketability of the Common Stock by the financial community and investing public; or to not effect a reverse stock split.

	4. To approve the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as independent auditors of the Company for its fiscal year ending March 31, 1999; and

	5. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.


	Only those shareholders of record at the close of business on July 14, 1998 are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

	All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.


					  By Order of the Board of Directors,

                                          /s/ Harold L. Gilliam
                                          ---------------------
                                          Harold L. Gilliam, Secretary


July 29, 1998
Cleburne, Texas

PAGE

			 UNITED HERITAGE CORPORATION
			     2 NORTH CADDO STREET
			    CLEBURNE, TEXAS  76031
			    TELEPHONE 817-641-3681

			 PROXY STATEMENT FOR ANNUAL
			   MEETING OF SHAREHOLDERS

			To Be Held September 16, 1998

	The following information is furnished to the shareholders of UNITED HERITAGE CORPORATION (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the Company's executive offices at 2 North Caddo Street, Cleburne, Texas on September 16, 1998, at 10:00 a.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about July 29, 1998 to the shareholders of the Company.

			    GENERAL INFORMATION

	The close of business on July 14, 1998 has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders.

	The Annual Meeting of Shareholders is called for the purposes of
(1) electing the directors of the Company to serve for the ensuing year;
(2) ratifying the adoption of the 1998 Stock Option Plan of the Company;
(3) giving discretion to the Board to amend the Articles of Incorporation either to effect a single reverse stock split of not less than One-for-Two nor greater than One-for-Ten of the issued and outstanding shares of Common Stock (the "Reverse Split") or to not effect a Reverse Split; (4) approving the appointment of Weaver and Tidwell, L.L.P., or such other firm appointed by the Board of Directors prior to the meeting, as the independent auditors of the Company for the fiscal year ending March 31, 1999; and (5) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereto.

	Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Company a written revocation thereof or a duly executed proxy bearing a later date.

	Shares represented by each signed proxy received by the Board will be voted in accordance with the direction specified by the shareholder, and if no direction is specified, such shares will be voted "FOR" each proposal of the Board.

	Pursuant to Utah law, shareholders will have no rights of appraisal in connection with any matters to be voted on at the Annual Meeting of Shareholders. The cost of soliciting proxies will be borne by the Company.
The solicitation will be made by mail. The Company will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Company, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

		    OUTSTANDING SHARES AND VOTING RIGHTS

	At the close of business on July 14, 1998, the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting of Shareholders, the Company had 97,400,512 shares of common stock, $0.001 par value (the "Common Stock"), issued and outstanding.

	The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting of Shareholders.

	Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Company owned of record at the close of business on July 14, 1998. Cumulative voting for directors is not permitted.

PAGE

			      BOARD OF DIRECTORS

	Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established a Stock Option Committee and an Audit Committee, and does not presently have an executive, nominating, compensation or other standing committee.

Stock Option Committee

	Members:  Walter G. Mize and Joe Martin.

	The Stock Option Committee is responsible for the administration of the 1995 United Heritage Corporation Stock Option Plan, the 1996 Stock Option Plan and the Stock Bonus Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

Audit Committee

	Members:  Walter G. Mize, Joe Martin and Theresa Turner.

	The Audit Committee is responsible to recommend to the Board of Directors the selection of independent public accountants to audit annually the books and records of the Corporation, discuss with the independent auditors and internal auditors the scope and results of audits, approve and review any nonaudit services performed by the Corporation's independent auditing firm, and review certain related party transactions.

Directors' Compensation

	During the fiscal year ended March 31, 1998 neither the Company nor its subsidiaries, National Heritage Sales Corporation, UHC Petroleum Corporation, UHC Petroleum Services Corporation and Sovereign Communications Corporation (the "Subsidiaries") paid any cash compensation to directors for attendance at meetings of the Board or for attendance at meetings of the Stock Option or Audit Committee.

Attendance at Board and Committee Meetings

	During the fiscal year ended March 31, 1998 there was one meeting of the Board, one meeting of the Stock Option Committee and one meeting of the Audit Committee. In addition, action was taken by the Board by unanimous written consent seven times in lieu of a meeting. Each director attended all of the meetings of the Board and each Committee of the Board of which he or she was a member during the fiscal year ended March 31, 1998.

		  PROPOSAL NO. 1:  ELECTION OF DIRECTORS

	The bylaws of the Company provide that the Board shall be comprised of not less than three (3) nor more than nine (9) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his or her successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his or her predecessor or until the next election of directors by the shareholders of the Company.

	Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Company and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected

				      -2-
PAGE
by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

     Name and Age of
     Nominee; Years               Principal Occupation for Past
   Served as Director            Five Years; Other Directorships
   ==================            ===============================
    Walter G. Mize        Mr. Mize has served as Chairman of the Board,
	Age 60            President and Chief Executive Officer of the Company
  Director Since 1987     since September 1987.  He has also served as
			  President, Chairman of the Board and Chief Executive
			  Officer of Heritage Cattle Corporation and National
			  Heritage Sales Corporation since September 1987. He has been engaged in oil and gas exploration and development, cattle ranching, real estate development, banking and various other investment activities for over thirty years.

   Harold L. Gilliam      Mr. Gilliam has served as Secretary, Treasurer and
	Age 51            Chief Financial Officer of the Company since November
  Director Since 1990     1990.  He has been a partner in the firm of Gilliam,
			  Wharram & Co., P.C., Certified Public Accountants, located in Cleburne, Texas, since August 1987, and has been a Certified Public Accountant in the state of Texas since 1972.

      Joe Martin          Dr. Martin is an optometrist partner in the Cleburne
	Age 53            Eye Clinic, located in Cleburne, Texas, and has been
  Director Since 1988     an optometrist for over twenty-five years.


     C. Dean Boyd         Mr. Boyd has been President of Colorado Community
	Age 51            First National Bank, located in Louisville,
  Director Since 1988     Colorado, since February 1997.  He previously served
			  as President of Colorado Community First National
			  Bank, located in Fraser, Colorado, from 1988 to February 1997. Mr. Boyd has been a Certified Public
			  Accountant in the state of Colorado since 1972.

   Theresa D. Turner      Ms. Turner has been President of Colorado Community
	Age 38            First National Bank, located in Fraser, Colorado,
  Director Since 1992     since February 1997.  She previously served as
			  Senior Vice President of that bank from January 1993 to February 1997, and in various other capacities since 1985.


	No family relationships exist among the executive officers and directors of the Company. No director of the Company is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

	Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting or any adjournment(s) thereof is necessary for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a majority of the shares of Common Stock represented at the Annual Meeting, the five (5) persons receiving the greatest number of votes will be elected as directors.

	THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE FIVE (5) PERSONS NAMED ABOVE.

				PROPOSAL NO. 2
		     RATIFICATION OF 1998 STOCK OPTION PLAN

	On July 1, 1998 the Board adopted, subject to the approval of the stockholders of the Company, the 1998 Stock Option Plan of United
Heritage Corporation (the "1998 Stock Plan").

				      -3-
PAGE

	A brief summary of the material provisions of the 1998 Stock Plan is set out below. The following summary is qualified in its entirety by reference to the full text of the 1998 Stock Plan, a copy of which is attached hereto as Exhibit A and by reference made a part hereof.

	The purpose of the 1998 Stock Plan is to permit directors, officers, consultants, and/or employees of the Company and/or its subsidiaries (now existing or hereafter acquired) to acquire a proprietary interest in the Company, thereby providing them with an additional incentive for further promoting the success of the Company's business operations and encouraging them to remain as directors, officers, consultants, and/or employees of the Company and/or its subsidiaries. Subject to provisions for proportionate adjustment occasioned by changes in the Company's capital structure, a total of 2,000,000 shares of Common Stock have been set aside under the 1998 Stock Plan for issuance upon exercise of options granted thereunder. All directors, officers, consultants, and/or employees of the Company are eligible to participate in the 1998 Stock
Plan.

	The 1998 Stock Plan will be administered by the Stock Option Committee (the "Committee") of the Board, which is comprised of two (2) members of the Board. The number of members of the Committee will be determined by the Board from time to time, but in no event may the number of members of the Committee be less than two (2). The Committee is empowered (a) to construe and interpret the Plan and all Options granted thereunder and to determine the terms and provisions (and amendments thereof) of the Options granted under the Plan (which need not be identi-
cal); (b) to define the terms used in the Plan and in the Options granted thereunder; (c) to prescribe, amend and rescind rules and regulations relating to the Plan; (d) to recommend the individuals to whom and the time or times at which Options will be granted, the number of shares to be subject to each Option and the Option exercise price, and to grant such options; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

	Options granted under the Plan will be subject to such exercise price as may be determined by the Stock Option Committee except that in no event shall the exercise price be less than the par value of the Common Stock.

	The 1998 Stock Plan also provides for the earlier termination of an option in the event of the participant's termination of employment by death or otherwise. Options granted under the 1998 Stock Plan are nontransferable except by will or by the laws of descent and distribution; thus, during the lifetime of a participant, options granted to a participant may only be exercised by such participant.

	Payment for any shares of Common Stock to be issued upon exercise of an option granted under the 1998 Stock Plan may be tendered either in cash or by certified or cashier's check, or by the tender of shares of Common Stock of the Company having a fair market value as of the date of exercise equal to the exercise price, if the Company is not then prohibited from purchasing or acquiring shares of Common Stock.

	Subject to the terms and conditions and within the limitations of the 1998 Stock Plan, the Committee may modify, extend or renew outstanding options granted under the 1998 Stock Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised), including canceling outstanding options and reissuing new options at a lower option exercise price in the event that the fair market value per share of Common Stock at any time prior to the date of exercise falls below the option exercise price of options granted pursuant to the 1998 Stock Plan.
Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the participant, alter or impair any rights or obligations under any option previously granted under the 1998 Stock Plan.

	The affirmative vote of the holders of a majority of outstanding shares of Common Stock of the Company is required to ratify the adoption of the 1998 Stock Plan of the Company.

	THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1998 INCENTIVE STOCK OPTION PLAN OF THE COMPANY.

				      -4-
PAGE

				PROPOSAL NO. 3
		TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A
			     REVERSE STOCK SPLIT

General

	The Board of Directors of the Company has approved and directed that the proposed Reverse Split, authorizing amendment of the Articles of Incorporation of the Company (the "Articles") be submitted to the Company's shareholders for consideration and action. The complete text of the amendment to the Articles (the "Amendment to the Articles") for the Reverse Split is set forth in Exhibit B to this Proxy Statement; however, such text is subject to change as may be required by the Utah Secretary of State.

	If the proposal for the Reverse Split is approved by the requisite vote of the Company's shareholders, the Board will be given the discretion to effect a single Reverse Split of not less than One-for-Two nor greater than One-for-Ten of the issued and outstanding shares of Common Stock or to effect no Reverse Split. The Board believes this latitude is necessary, given the changing market price of the Common Stock, to increase the trading price of the Common Stock to levels more acceptable to investors and the securities industry. The Board will only effect the Reverse Split if the Board determines that it is in the best interests of the Company and its shareholders. In connection with any determination by the Board that a Reverse Split is in the best interests of the Company and its shareholders, the Board will also select, in its discretion, one of the Reverse Splits based on its determination of which of them results in the greatest marketability and liquidity of the Common Stock, on prevailing market conditions, on the likely effect on the market price of the Common Stock and other relevant factors. The remaining alternative Reverse Splits would be abandoned by the Board without further action by the shareholders of the Company.

	Shareholders may approve or reject the proposed Reverse Stock Splits in whole but not in part. If approved by the shareholders of the Company, a Reverse Split would become effective on any date (the
"Effective Date") selected by the Board on or prior to the Company's next Annual Meeting of Shareholders. If no Reverse Split is effected by such date, the Board will be deemed to have abandoned the Reverse Splits. The procedures for consummation of the Reverse Splits are set forth in Exhibit B hereto.

Vote Required

	The approval of each of the proposed Reverse Splits requires the affirmative vote of a majority of the outstanding shares of Common Stock.
 The Reverse Splits will be voted on as a group.

Purposes and Effects of the Reverse Split

	The purpose of the Reverse Splits is to increase the marketability and liquidity of the Common Stock.

	Consummation of a Reverse Split will not alter the number of authorized shares of Common Stock. Proportionate voting rights and other rights of shareholders will not be altered by any Reverse Split, except for the limited occasion where a small shareholder may own only a fractional interest after the Reverse Split, in which event the small shareholder will be paid for the fractional interest and will cease to be a holder of the Company's Common Stock. Consummation of a Reverse Split will have no material federal tax consequences to shareholders.

	The Common Stock is listed for trading on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") and the
Boston Stock Exchange. On the Record Date, the reported average of the closing bid and asked prices of the Common Stock on NASDAQ was $0.77 per share.

	The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for an exchange-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from any Reverse Split.

	Additionally, although the Company has not yet experienced identifiable problems in the marketability and liquidity of its Common Stock, the Board believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because

				      -5-
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

of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from a Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by such Reverse Split.

	The par value of the Common Stock will remain at $.001 following any Reverse Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the Reverse Split provides that this increase in capital in excess of par value will be treated as capital for statutory purposes.
The conversion ratios of any shares of outstanding stock having a conversion or redemption feature would be correspondingly adjusted upon consummation of any Reverse Split.

	The Reverse Split, if undertaken in the discretion of the Board, would have the following effects upon the number of shares of Common Stock outstanding (97,400,512 shares as of the Record Date), assuming that no additional shares of Common Stock are issued by the Company after the Record Date, and without taking into account any reduction in the number of outstanding shares resulting from the procedures for treatment of fractional shares described below. Because the Reverse Split, if effected, may range from one-for-two to one-for-ten, existing shareholders cannot now predict the number of shares of Common Stock that they will hold after the Reverse Split, and cannot predict the total number of shares of Common Stock that will be outstanding after the Reverse Split. However, with the limited exception of small shareholders who own only fractional share interests after a Reverse Split, the proportionate ownership interests of holders of Common Stock will not be affected by a Reverse Split. Shareholders holding ten or fewer shares of Common Stock may, depending on the proportion of the Reverse Split, have only a fractional share interest after the Reverse Split. As a result, those shareholders would receive payment for their fractional interests as set forth below, and would cease to be holders of the Company's Common Stock.

		Reverse         Common Stock
		Stock Split     Outstanding
		-----------     ------------
		1 for 2         48,700,256
		1 for 3         32,466,837
		1 for 4         24,350,128
		1 for 5         19,480,102
		1 for 6         16,233,418
		1 for 7         13,914,358
		1 for 8         12,175,064
		1 for 9         10,822,279
		1 for 10         9,740,051

	At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, par value $.001 (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock.

	No certificates or script representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights as a shareholder of the Company. In lieu of any such fractional share interests, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will, at the discretion of the Board, either be (i) paid cash by the Company upon

				      -6-
PAGE
surrender of certificates formerly representing Old Common Stock held by such holder in an amount equal to the product of such fraction multiplied by the closing bid price of the Old Common Stock on NASDAQ on the Effective Date (or in the event that Common Stock is not so traded on the Effective Date, such closing bid price on the next preceding day on which such stock is traded on NASDAQ); or, alternatively, (ii) the Company will make arrangements with, and provide assistance to, a third party who shall pool said fractional share interests, sell the same, and return appropriate payment to the holders of fractional share interests in the amount described in (i) above.


	THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AUTHORIZE THE BOARD TO HAVE DISCRETION TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT NOT LESS THAN A 1-FOR-2 NOR MORE THAN A 1-FOR-10 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OR TO EFFECT NO REVERSE STOCK SPLIT.

				PROPOSAL NO. 4:
		APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

	Subject to approval by the shareholders, the Board has selected the firm of Weaver and Tidwell, L.L.P. as independent auditors of the Company for its fiscal year ending March 31, 1999. Weaver and Tidwell, L.L.P.
has acted in such capacity for the Company since 1989 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent auditors.

	Representatives of Weaver and Tidwell, L.L.P. will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

	THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.

			ACTION TO BE TAKEN UNDER THE PROXY

	The accompanying proxy will be voted "FOR" the election of the five
(5) persons recommended by the Board and named under "PROPOSAL NO. 1:
ELECTION OF DIRECTORS" as nominees for directors of the Company; "FOR" the ratification of the adoption of the 1998 Stock Option Plan of the Company; "FOR" approval of the proposal to give the Board of Directors of the Company authority to amend the Articles of Incorporation to effect a single reverse stock split of not less than 1-for-2 nor more than 1-for-10, or to not so amend the Articles of Incorporation; and "FOR" approval of the appointment of Weaver and Tidwell, L.L.P. as the independent auditors of the Company for its fiscal year ending March 31, 1999, unless the proxy is marked in such a manner as to withhold authority to so vote.

	The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

				      -7-
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

				STOCK OWNERSHIP

By Management

	The following table shows beneficial ownership of shares of Common Stock of the Company by all current directors and nominees for director, individually, and, together with all current executive officers of the Company, as a group, at April 30, 1998.

Name of Individual
or Number of            Amount and Nature of        Percent
Persons in Group        Beneficial Ownership (1)    of Class (2)
------------------      ------------------------    ------------
Walter G. Mize          80,040,000 shares(3)         81.67%

Harold L. Gilliam           45,000 shares(4)          *

Joe Martin                  75,000 shares(5)          *

C. Dean Boyd                85,500 shares(6)          *

Theresa D. Turner           45,000 shares(7)          *

All directors and
executive officers as
a group (5 persons)     80,290,500 shares(8)         81.85%


* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 97,400,512 shares of Common Stock issued and outstanding as of April 30, 1998, as adjusted for shares convertible or exercisable within sixty (60) days of April 30, 1998 which are deemed outstanding for a specific shareholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Represents 79,440,000 shares of Common Stock owned of record and 600,000 shares of Common Stock which Mr. Mize has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1995 Stock Option Plan of the Company.

(4) Represents 25,000 shares of Common Stock owned of record and 20,000 shares of Common Stock which Mr. Gilliam has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1995 Stock Option Plan of the Company.

(5) Includes 30,000 shares of Common Stock owned of record; 10,000 shares of Common Stock owned by Dr. Martin's wife; and 35,000 shares of Common Stock which Dr. Martin has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1995 Stock Option Plan of the Company.

(6) Includes 47,500 shares of Common Stock owned of record; 20,000 shares of Common Stock which Mr. Boyd has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to him under the 1995 Stock Option Plan of the Company; 2,000 shares of Common Stock held by Mr. Boyd's IRA; and 16,000 shares of Common Stock owned by Mr. Boyd's wife.

(7) Represents 25,000 shares of Common Stock owned of record and 20,000 shares of Common Stock which Ms. Turner has the right to acquire within sixty (60) days from the date hereof pursuant to options granted to her under the 1995 Stock Option Plan of the Company.

				      -8-
PAGE

(8) Includes 695,000 shares of Common Stock which the directors and executive officers have the right to acquire within sixty (60) days from the date hereof pursuant to options granted to them under the 1995 Stock Option Plan of the Company.

By Others

	The following table sets forth certain information with respect to shareholders of the Company who were known to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of April 30, 1998.

				      Amount and Nature
	Name and Address of             of Beneficial         Percent of
	 Beneficial Owner               Ownership (1)            Class
	-------------------           -----------------       ----------
	Walter G. Mize
	2 North Caddo Street
	Cleburne, Texas  76033-1956     80,040,000(2)            81.67%


(1) Based on information furnished by the person named and, except as otherwise indicated below, such person has sole voting power with respect to all shares of Common Stock owned by such person.

(2)     See footnote (3) under "STOCK OWNERSHIP - By Management."

Section 16(a) Beneficial Ownership Reporting Compliance

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership with the Securities and Exchange Commission.

	Based upon a review of Forms 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 1998, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 1998, management of the Company has determined that, during such fiscal year, the following directors, officers and/or ten percent (10%) beneficial owners of Common Stock of the Company failed to file on a timely basis with the Securities and Exchange Commission one or more required report on Form 4 or 5 regarding transactions in securities of the Company:


Reporting             Number of        Number of
Person                 Reports        Transactions
---------             ---------       ------------
Walter G. Mize           1                 4

Theresa D. Turner        1                 1

	To the best knowledge of management of the Company, during the fiscal year ended March 31, 1998 no director, officer or ten percent (10%) beneficial owner of Common Stock of the Company failed to file with the Securities and Exchange Commission any required reports on Form 3, 4 or 5 regarding transactions in securities of the Company.

		EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

	During the fiscal years ended March 31, 1996, 1997 and 1998 neither the Company nor its Subsidiaries paid any cash compensation to the Company's Chief Executive Officer, and no executive officer of the Company received compensation in excess of $100,000.

				      -9-
PAGE

	The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer for the fiscal years ended March 31, 1998, 1997 and 1996:

			SUMMARY COMPENSATION TABLE

			    Annual Compensation        Long Term Compensation
								Awards
			------------------------------ ----------------------
Name and                                                Securities underlying
Principal Position      Year      Salary($)   Bonus($)       options(#)
------------------      ----      ---------   --------  ---------------------

Walter G. Mize
Chairman of the Board,  1998        $ 0        $ 0                    0
President and Chief     1997        $ 0        $ 0                    0
Executive Officer       1996        $ 0        $ 0            1,000,000


Option Exercises and Holdings

	The following table provides information with respect to the named executive officer concerning the exercise of incentive stock options during the last fiscal year and unexercised stock options held as of the end of the last fiscal year under the 1995 Plan:

			AGGREGATED OPTION EXERCISES
			    IN LAST FISCAL YEAR
			  AND FY-END OPTION VALUES
										Value of
					       Number of      Unexercised
					      Unexercised     In-the-Money
					       Options at      Options at
					       FY-End (#)      FY-End ($)
					      -----------    -------------

		Shares Acquired    Value      Exercisable/   Exercisable/
Name            on Exercise (#)  Realized($)  Unexercisable  Unexercisable(1)
----            ---------------  -----------  -------------  ----------------
Walter G. Mize       0              $0         600,000/-0-    $543,750/-0-


(1) Fair market value of underlying securities at the fiscal year-end ($1.15625), minus the exercise or base price ($0.25).

				CERTAIN TRANSACTIONS

Loan from an Affiliate

	On August 5, 1997 the Company obtained an unsecured revolving line of credit in the amount of $300,000 from ALMAC Financial Corporation ("ALMAC"), a company owned by Walter G. Mize, Chairman of the Board, President and Chief Executive Officer of the Company. The line of credit bears interest at the rate of six percent (6%) per annum, and will terminate on August 5, 1998. The line of credit was paid in full on December 12, 1997 from the proceeds of a private securities offering. As of the date of this Proxy Statement, there is no outstanding balance on the line of credit. The Company believes the terms of this loan are as favorable to the Company as could be obtained from an unaffiliated third party.


				      -10-
PAGE

Other Transactions

	During the fiscal year ended March 31, 1998 the Company received the use of office space and equipment from Walter G. Mize without charge. Management of the Company estimates the value of the use of the office space and equipment at approximately $18,000 for the fiscal year ended March 31, 1998. Mr. Mize is under no obligation to provide the use of the office space or equipment to the Company.

			    SHAREHOLDER PROPOSALS

	Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than April 29, 1999 for inclusion in the Company's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders.

				ANNUAL REPORTS

	A copy of the Company's 1998 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

			United Heritage Corporation
				P.O.Box 1956
			  Cleburne, Texas  76033
		     Attention:  Mr. Harold L. Gilliam

				     BY ORDER OF THE BOARD OF DIRECTORS



                                     By:/s/ Harold L. Gilliam
                                        ---------------------
                                        Harold L. Gilliam, Secretary

July 29, 1998
Cleburne, Texas


				      -11-
PAGE

				    Exhibit A


			     1998 STOCK OPTION PLAN
			 OF UNITED HERITAGE CORPORATION


	This is the 1998 Stock Option Plan (the "Plan") of UNITED HERITAGE CORPORATION, a Utah corporation (the "Company"), under which stock options (the "Options") may be granted to the directors, officers, consultants, and/or employees of the Company and/or its subsidiaries to purchase shares of the Company's $0.001 par value common stock (the "Common Stock").

	Section 1. PURPOSE. The purpose of the Plan is to permit direc-tors, officers, consultants, and/or employees of the Company and/or its subsidiaries (now existing or hereafter acquired) to acquire a propri-etary interest in the Company, thereby providing them with an additional incentive for further promoting the success of the Company's business operations, to encourage them to remain as directors, officers, consultants, and/or employees of the Company and/or its subsidiaries and to assist the Company and its subsidiaries in attracting and retaining key personnel through the grant of Options under the Plan. For purposes of this Plan, the terms "employment" or "employ" shall also include serving as a director, officer, or consultant to the Company and/or its subsidiaries, and the term "employee" shall include any of such persons.

	Section 2. ADMINISTRATION OF PLAN. The Plan will be administered by a committee (the "Stock Option Committee") consisting of two members to be appointed by the Company's Board of Directors. Each member of the Stock Option Committee must be an active Director of the Company. Any member of the Stock Option Committee may at any time be removed by the Company's Board of Directors with or without cause. Upon the removal, resignation or inability to serve of any member of the Stock Option Committee, a successor (who must be an active Director of the Company) shall be selected by the Company's Board of Directors. At its initial meeting, the members of the Stock Option Committee shall select one from among them to act as chairman of the Stock Option Committee. A quorum of the Stock Option Committee will consist of at least two members of the Committee, and no action may be taken by the Stock Option Committee unless a quorum is present and concurs in that action. The Stock Option Committee shall meet at such times and places as it may determine to consider the granting of Options under the Plan. Subject to the provisions of the Plan, the Stock Option Committee will have authority in its discretion: (a) to construe and interpret the Plan and all Options granted hereunder and to determine the terms and provisions (and amendments thereof) of the Options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the Options granted hereunder; (c) to prescribe, amend and rescind rules and regulations relating to the Plan; (d) to recommend the individuals to whom and the time or times at which Options will be granted, the number of shares to be subject to each Option and the Option exercise price, and to grant such options; and (e) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Stock Option Committee will be binding and conclusive on all persons to whom Options are granted and on their legal representatives and beneficiaries.

PAGE

	Section 3. SHARES SUBJECT TO PLAN. Subject to adjustment as provided in Section 8 hereof, the shares to be offered under the Plan will be in whole or in part, as the Board of Directors of the Company may from time to time determine, authorized but unissued shares of the Company's Common Stock or issued shares of the Company's Common Stock which have been reacquired by the Company. The aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under the Plan may not exceed 2,000,000 shares of Common Stock. If any Option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject thereto will (unless the Plan has been terminated) again be available for other Options to be granted under the Plan.

	Section 4. SELECTION OF OPTIONEES. Options may be granted under the Plan to present and future directors, officers, consultants, and/or employees of the Company and/or its subsidiaries (whether now existing or hereafter acquired), all such persons being hereafter referred to as "Optionees." In determining the persons to whom Options will be granted and the number of shares of Common Stock to be covered by each Option, the Stock Option Committee shall take into account the nature of the services rendered by such persons, their present and potential contributions to the success of the Company and such other factors as the Stock Option Committee in its discretion may deem relevant. An Optionee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Stock Option
Committee so determines.

	Section 5. OPTION PRICE. Options granted under the Plan will be subject to such exercise price as may be determined by the Stock Option Committee except that in no event shall the exercise price be less than the par value of the Common Stock (the "Option Price").

	Section 6. TERM OF OPTIONS. The date of the granting of each Option will be deemed to be the date such Option is granted by the Stock Option Committee. As of such date the Optionee and the Company shall execute a Stock Option Agreement in the form attached hereto as Annex 1. Every Option granted pursuant to the Plan must be exercised within the number of years after the date of granting of such Option as determined by the Stock Option Committee and allowed in the Stock Option Agreement, in the amounts and time periods allowed in the Stock Option Agreement, which may provide that a period of time must elapse after the date of grant before such Options are exercisable; provided, however, that the Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares). The Stock Option Agreement may contain such other provisions as the Stock Option Committee may, from time to time, deem advisable.

	Section 7.  METHOD OF EXERCISING OPTIONS.

	(a) Provided all of the provisions of the Plan have been fully complied with, each Option may be exercised by forwarding to the Company's business office in Cleburne, Texas, by certified letter or hand delivery, a written instrument stating that the option is being exercised and giving the number of shares with respect to which it is being exercised. Such written instrument shall be signed by the person

				      -2-
PAGE
exercising the Option and shall be accompanied by a certified check or cashier's check for the full amount of the Option Price. In lieu of paying the Option Price in cash, and subject to the ability of the Company to repurchase its Common Stock under Utah corporate law, the optionee may tender and deliver to the Company with proper stock powers and required endorsements so many shares of the Company's issued and outstanding common stock previously acquired, owned and held by the Optionee, the sale of which is allowable under securities laws, and which have a fair market value equal to the Option Price. In the event a person or persons other than an Optionee attempts to exercise the Option, such written statement mailed to the Company shall demonstrate compliance with Section 11 hereof and be accompanied by such proof of right to ownership as is required by the Texas Business and Commercial Code to be given to transfer agents in connection with the transfer of securities. The Company shall issue a certificate representing the shares being received upon exercise of the Option. All shares represented by any such certificate shall be fully paid and non-assessable. Subject to the limitations set forth in the Plan, each Option may be exercised at one time or on several successive occasion; however, each Option may not be exercised in an amount less than one hundred shares at any one time (unless such exercise is being made as to the entire portion of Common Stock which may be purchased pursuant to the Plan).

	(b) Anything herein to the contrary notwithstanding, upon the occurrence of an event described in Section 8(b) below which accelerates the time for exercising any Option held by an Optionee (a "Triggering Event") an Option granted under the Plan, to the extent it remains unexercised at the time of a Triggering Event, may be exercised, in whole or in part.

	Section 8.  CHANGES IN CAPITAL STRUCTURE.

	(a) Subject to any required action by the shareholders, the number of shares of Common Stock covered by each outstanding Option, the price per share of each such Option, and the aggregate number of shares remaining available under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares, the payment of a stock dividend (but only on the Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, provided that no fractional shares shall be subject to any Option and each Option shall be adjusted downward to the nearest full share.

	(b) Subject to any required action by the shareholders, if the Company is the surviving corporation in any merger or consolidation, each outstanding Option will pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, will cause each outstanding Option to terminate, provided that in such event each Optionee may (immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation) exercise such Optionee's
Option, subject to the terms and provisions of Section 7 hereof.

				      -3-
PAGE

	(c) In the event of a conversion or exchange of all of the Company's Common Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such conversion or exchange shall be deemed to be Common Stock within the meaning of the Plan.

	(d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Stock Option Committee whose determination in that respect shall be final, binding and conclusive. Notwithstanding any of the foregoing adjustments, no adjustment may be made in the minimum number of shares which may be purchased at any one time as provided in Section 7(a) above.

	(e) Except as hereinbefore expressly provided in this Section 8, an Optionee will have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class resulting from a dissolution, liquidation, merger, consolidation or other reorganization with another corporation. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

	(f) The grant of an Option pursuant to the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; nor affect in any way the right or power of the Company to merge, consolidate, dissolve, liquidate, sell or otherwise transfer all or any part of its business or assets.

	Section 9.  TERMS AND CONDITIONS RELATING TO EMPLOYMENT.

	(a) A primary reason for the Company's granting the Options under the Plan is to encourage each Optionee to remain directors, officers, consultants, and/or employees of the Company and/or its subsidiaries. Accordingly, if such status as director, officer, consultant, and/or employee is terminated for any reason other than upon the completion of a contract with a specified term or with and upon the written consent of the Company, which consent may be granted or withheld solely in the discretion of the Company, then such Optionee's Option granted hereunder and then held by such Optionee (to the extent of the unexercised portion thereof) will be deemed to have expired on the same date as such termination occurred (or 90 days prior thereto if an Optionee attempts to exercise such Optionee's Option in anticipation of such termination).
The failure of the Company to promptly declare that such Option is deemed to have expired after the occurrence of any such event will not constitute a waiver of such right, and the Company may at any time thereafter declare such Option to have expired regardless of its actions during the interim period. Under no circumstances may an Optionee's
Option be in any way affected by any change of the Optionee's activities, title or position within the group consisting of the Company and its subsidiaries. An Optionee who terminates his employment with the Company qualifying him for Options hereunder with the written consent of the Company may exercise his Option within three (3) months following the date of such termination.

				      -4-
PAGE

	(b) The Stock Option Committee may, in its discretion, include in any Option granted under the Plan a condition that the Optionee shall agree to remain in the employ of the Company or any of its subsidiaries for a period of time (specified in the Stock Option Agreement) following the date the Option is granted. No such agreement shall impose upon the Company or any of its subsidiaries, however, any obligation to employ the Optionee for any period of time.

	Section 10. DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or one of its subsidiaries, then the unexercised portion (to the extent then unexercised) of such Optionee's Option may be exercised in full at any time (to the extent that the Optionee shall have been entitled to do so at the date of his death) within one (1) year after the date of such Optionee's death, but only if exercised by an heir, devisee or personal representative of the deceased Optionee's estate who acquired the Option directly from the Optionee through the latter's will or pursuant to the applicable laws of descent and distribution.

	Section 11. NONTRANSFERABILITY. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Each Option is exercisable, during the lifetime of an Optionee, only by the Optionee. Any attempted assignment, transfer, pledge, hypothecation or other encumbrance of any Option contrary to the provisions hereof, and any execution, attachment or similar process upon any Option, will be null, void and of no effect.

	Section 12. RIGHTS AS SHAREHOLDER. No Optionee may have any rights as a shareholder with respect to any shares of the Company's Common Stock covered by these Options until the date of issuance of a stock certificate to such Optionee for such shares after exercise. Except as is otherwise provided in Section 8 above, no adjustment will be made for dividends (ordinary or extraordinary and whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

	Section 13. COMPANY'S OBLIGATIONS. The Company agrees to maintain at all times sufficient authorized but unissued or reacquired stock to meet the requirements of the Plan. The proceeds received by the Company from the sale of the Common Stock pursuant to these Options shall be used for general corporate purposes. The Company further agrees to pay all fees and expenses necessarily incurred by the Company in connection with these Options. Although the Company shall in no event be obligated to register any securities covered hereby pursuant to the Securities Act of 1933, as amended (the "Act"), it will use its best efforts to comply with all laws and regulations which, in the opinion of the Company's counsel, are applicable thereto. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Common Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Common Stock as to which the requisite authority has not been obtained.

				      -5-
PAGE

	Section 14.  REQUIREMENTS OF LAW.

	(a) The Company shall not be required to sell or issue any shares of Common Stock subject to the Options if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority. Specifically, in connection with the Act, upon exercise of an Option, unless a registration statement under the Act is in effect with respect to the shares of Common Stock covered by the Option, the Company shall not be required to issue such shares of Common Stock unless the Company has received an opinion of counsel that registration of such shares is not required. Any reasonable determination in this connection by the Company shall be final, binding and conclusive. If required by the Act or applicable state law in the opinion of counsel for the Company, an appropriate legend shall be placed on certificates representing shares of Common Stock issued pursuant to the exercise of an Option.

	(b) As a condition to the exercise of any portion of an Option, the Company may require the Optionee exercising such Option to represent and warrant at the time of such exercise that any shares of Common Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Act or any other applicable law, regulation or rule of any governmental agency.

	Section 15. RELIANCE ON REPORTS. Each member of the Stock Option Committee and each member of the Board of Directors shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Stock Option Committee or of the Board of Directors be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action, including the furnishing of information, taken or failure to act, if in good faith.

	Section 16. AMENDMENT OR TERMINATION OF PLAN. The Company's Board of Directors may at any time amend the provisions of the Plan for the purpose of complying with applicable corporate, securities, or federal tax laws. Further, the Board of Directors may at any time amend, alter or discontinue the Plan, except that no amendment or alteration may be made which would impair the rights of any Optionee under any Option previously granted without such Optionee's consent.

	Section 17. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Stock Option Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the

				      -6-
PAGE
granting of new options in substitution therefor (to the extent not theretofore exercised), including canceling outstanding options and reissuing new options at a lower Option Price in the event that the fair market value per share of Common Stock at any time prior to the date of exercise falls below the Option Price of options granted pursuant to the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the participant, alter or impair any rights or obligations under any option theretofore granted under the Plan.

	Section 18. EFFECTIVE DATE. The Plan shall become effective as of the date of its adoption by the Board of Directors of the Company.

	The Secretary of the Company hereby certifies that the Plan was adopted by the Board of Directors effective the __th day of _________, 1998.



						 /s/Harold L. Gilliam
						Harold L. Gilliam, Secretary


				      -7-
PAGE

				    Annex 1


			     STOCK OPTION AGREEMENT


	This STOCK OPTION AGREEMENT ("Agreement") is made this ___ day of __________, 199___ between United Heritage Corporation, a Utah corpo-ration (the "Company"), and ________________, hereinafter called the Optionee.

	The Company desires, by affording the Optionee an opportunity to purchase shares of its $0.001 par value common stock (the "Common
Stock"), as hereinafter provided, to carry out the purpose of the 1998 Stock Option Plan of United Heritage Corporation (the "Plan"), approved and adopted by its directors.

	NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

	1. Grant of Option. The Company hereby irrevocably grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of ______ shares of Common Stock (such number being subject to adjustment as provided in Section 8 of the Plan) on the terms and conditions herein set forth and subject further to all of the terms and provisions of the Plan which are incorporated herein by reference for all purposes. For purposes of the Plan and this Agreement, the terms "employment" or "employ" shall also include serving as a director, officer, or consultant to the Company and/or its subsidiaries, and the term "employee" shall include any of such persons.

	2. Purchase Price. The purchase price of the Common Stock covered by the Option shall be $_________ per share.

	3. Term of Option. Subject to earlier termination as provided in paragraphs 5 and 6 hereof, the term of the Option, and any limitations on number of shares or time periods that it may be exercised are as follows:
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________


Unless otherwise stated above, the Options may be exercised, prior to expiration or termination, at any time or from time to time, as to any part or all of the shares covered thereby; provided, however, that the Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares). The purchase price of the shares as to which the Option shall be exercised shall be paid in full in cash, or by the delivery of other shares of Common Stock of the Company, at the time of exercise and as provided by the Plan. Except as provided in paragraphs 5 and 6 hereof, the Option may not be exercised at any time unless the Optionee shall have been in the continuous employ of the Company and/or of one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option. The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option. The Option may not be exercised unless at the date of exercise a registration statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), relating to the shares covered by the Option shall be in effect, or if, in the opinion of counsel for the Company, the exercise and issuance of Common Stock would be exempt from registration requirements under the Act and under applicable securities laws. The Company is under no obligation to register the shares covered by the Option under the Act.

PAGE

	4. Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Option may be exercised, during the lifetime of the Optionee, only by him.
More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and they levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

	5. Termination of Employment. In the event the employment of the Optionee shall be terminated, other than with and upon the written consent of the Company, which consent may be granted or withheld solely in the discretion of the Company, or pursuant to completion of an agree-ment containing a specific term duration, then such Optionee's Option granted hereunder and then held by such Optionee (to the extent of the unexercised portion thereof) will be deemed to have expired on the same date as such termination occurred (or 90 days prior thereto if an Optionee attempts to exercise such Optionee's Option in anticipation of such termination). The failure of the Company to promptly declare that such Option is deemed to have expired after the occurrence of any such event will not constitute a waiver of such right, and the Company may at any time thereafter declare such Option to have expired regardless of its actions during the interim period. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiaries to terminate his employment at any time.

	6. Death of Optionee. If the Optionee shall die while he shall be employed by the Company or one or more of its subsidiaries, the Option may be exercised (to the extent that the Optionee shall have been entitled to do so at the date of his death) by a legatee or legatees of the Optionee under his last will, or by his personal representatives or distributees, at any time within one (1) year after his death.

	7. Method of Exercising Option. This Option may be exercised by written notice to the Company.

	8. Subsidiary. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as that term is defined in Section 425 of the Internal Revenue Code of 1986.

				      -2-
PAGE

	9. Other Matters. The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provisions thereof. The
Optionee hereby accepts this Option subject to all of the terms and provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board of Directors and, where applicable, the Stock Option Committee, upon any questions arising under the Plan or this Agreement. As a condition to the issuance of shares of Common Stock of the Company under this Agreement, the Optionee authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Company under federal, state or local law as a result of his exercise of this Option.

	IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all on the date and year first above written.

COMPANY:                                   UNITED HERITAGE CORPORATION

Attest:
					   By:
___________________,                       ______________________,
___________                                ___________



OPTIONEE:
					   _________________________

					   (Address)

				      -3-
PAGE

				   Exhibit B

			 THE REVERSE STOCK SPLIT PROPOSAL




		RESOLVED, that, prior the Company's 1999 Annual Meeting of Shareholders, on the condition that no other amendment to the Company's Articles of Incorporation shall have been filed subsequent to Septem-ber 16, 1998, effecting a reverse stock split of the Common Stock, at the sole discretion of the Board of Directors of the Company, Article IV of the Company's Articles of Incorporation be amended by addition of the following provision, with the appropriate substitutions in the bolded language (illustrating a One-for-Two split) to indicate whether the re-verse stock split is to be One-for-Two, One-for-Ten, or another ratio within that range:

	(c) Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $.001 per share, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-half (1/2) of a share of the Company's Common Stock, par value equal to the par value of the Old Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing bid price of the Old Common Stock on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") Stock Market on the Effective Date, as reported on the NASDAQ Stock Market (or in the event the Company's Common Stock is not so traded on the Effective Date, such closing bid price on the next preceding day on which such stock was traded on the NASDAQ Stock Market). The Company may retain a third party to collect and pool fractional share interests, sell the same, and return payment to the holders of the interests. If more than one Old Certificate shall be surrendered at one time for the account of the same share-holder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share.
If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the

PAGE

Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

	FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Articles of Incorporation effecting a not less than One-for-Two nor greater than One-for-Ten Reverse Stock Split, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the board of directors may abandon such proposed amendment without further action by the shareholders.


				      -2-
PAGE

			UNITED HERITAGE CORPORATION
	       Proxy Solicited on Behalf of the Board of Directors
			     of the Corporation
		     For Annual Meeting of Shareholders
			     September 16, 1998


	The undersigned hereby constitutes and appoints Walter G. Mize and Harold L. Gilliam, and each of them, proxies with full power of substitution, to vote, as directed below, all the shares of common stock of United Heritage Corporation (the "Corporation") held of record by the undersigned at the close of business on July 14, 1998, at the Annual Meeting of Shareholders to be held at United Heritage Corporation, 2 North Caddo Street, Cleburne, Texas, at 10:00 a.m. on September 16, 1998, and at any adjournment or adjournments thereof.

1.      ELECTION OF DIRECTORS -- Nominees:  Walter G. Mize, C. Dean Boyd,
		Harold L. Gilliam, Joe Martin, and Theresa D. Turner

	MARK ONLY ONE BOX      [ ]  VOTE FOR all nominees listed above,
				    except vote to be withheld from the
				    following nominees, if any:

				    ___________________________________


			       [ ]  VOTE TO BE WITHHELD from all nominees.

2. RATIFICATION OF 1998 STOCK OPTION PLAN. Proposal to ratify the adoption of the 1998 Stock Option Plan of the Company.

	FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. TO AUTHORIZE THE BOARD TO AMEND THE ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT. Proposal to authorize the Board to effect a reverse stock split of not less than One-for-Two nor greater than One-for-Ten of the issued and outstanding shares of Common Stock or to effect no reverse split.

	FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Proposal to approve the appointment of Weaver and Tidwell, L.L.P. as independent public accountants of the Corporation for the fiscal year ending March 31, 1999.

	FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

	FOR [ ] AGAINST [ ] ABSTAIN [ ]


	This proxy when properly executed will be voted as directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR all the nominees listed above and FOR proposals 2, 3 and 4 and, in the discretion of the persons named herein as proxies, upon such other business as may come before the meeting and any adjournment or adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes may do by virtue hereof. In addition, receipt of the 1998 Annual Report, the Notice of Annual Meeting and the Proxy Statement of United Heritage Corporation dated July 29, 1998 is hereby acknowledged.

SHARES OF COMMON STOCK:  _______________     DATED _______________, 1998

					     ___________________________

					     ___________________________
					     Signature of Shareholder(s)

					     ___________________________
					     Street Address

					     ___________________________
					     City, State, Zip Code



Please date this proxy and sign your name exactly as it appears hereon, and mail today. When signing on behalf of a corporation, partnership, estate, trust, or the like, indicate title of persons signing. For joint accounts, each joint owner should sign.


NOTE:  I _____ WILL _____ WILL NOT ATTEND THE SHAREHOLDERS' MEETING ON
	SEPTEMBER 16, 1998